UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

pennsylvania

(State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission file number)	(IRS employer ID)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (717) 747-1519

N/A

(Former name, address and fiscal year, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 8.01 Other Events

As announced in the attached press release, on October 13, 2020, the Board of Directors of Codorus Valley Bancorp, Inc. declared a regular quarterly cash dividend of $0.10 per common share, payable on November 10, 2020, to shareholders of record at the close of business on October 27, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Description
99.1	Press release of Codorus Valley Bancorp, Inc., dated October 14, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date: October 14, 2020	By:	/s/ Larry D. Pickett
Larry D. Pickett, CPA
Treasurer
(Principal Financial and Accounting Officer)

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